UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 20, 2026

BRADY CORPORATION
(Exact name of registrant as specified in its charter)

Commission File Number 1-14959

Wisconsin	39-0178960
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)
6555 West Good Hope Road
Milwaukee, Wisconsin 53223
(Address of principal executive offices and Zip Code)
(414) 358-6600
(Registrant’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Nonvoting Common Stock, par value $0.01 per share	BRC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On April 20, 2026, Brady Corporation (the “Company”) and its wholly owned subsidiary, Brady Worldwide, Inc. (the “Purchaser”), entered into an Equity Purchase Agreement (the “Purchase Agreement”) with Honeywell International Inc. (the “Seller”). Pursuant to the Purchase Agreement, on the terms and subject to the conditions therein, the Purchaser will acquire the Seller’s Productivity Solutions and Services business (“PSS business”), a global manufacturer and provider of integrated mobile computing, scanning, printing, and software solutions, for a base purchase price of $1.4 billion in cash (the “Transaction”). The purchase price is subject to customary adjustments related to cash, indebtedness, working capital and transaction expenses. The closing of the Transaction (the “Closing”) is expected to occur in the second half of calendar year 2026.

The Purchaser intends to fund the Transaction with proceeds from new debt financing together with cash on hand. Concurrently with the entry into the Purchase Agreement, the Purchaser entered into a debt commitment letter (the “Debt Commitment Letter”) with BMO Capital Markets. Pursuant to the Debt Commitment Letter, BMO Capital Markets has committed to provide bridge facilities in an aggregate principal amount of up to $1.8 billion, consisting of a $1 billion Tranche A facility and an $800 million Tranche B facility. The Purchaser expects to replace or reduce the commitments under the Debt Commitment Letter with the proceeds of permanent financing prior to the consummation of the Transaction. The availability of the bridge facilities under the Debt Commitment Letter is subject to certain customary conditions, including (i) the execution and delivery of definitive documentation with respect to such financing in accordance with the Debt Commitment Letter and (ii) the consummation of the Transaction in all material respects in accordance with the terms and conditions of the Purchase Agreement. The receipt of financing by Purchaser is not a condition to Purchaser’s obligation to complete the Transaction.

The Closing is subject to satisfaction or waiver of customary closing conditions, including (i) expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended; (ii) no legal restraints to closing; (iii) subject to certain exceptions, the accuracy of the representations and warranties of, and compliance with covenants by, each of the parties to the Purchase Agreement; (iv) the absence of a Company Material Adverse Effect (as defined in the Purchase Agreement) since the date of the Purchase Agreement; and (v) the completion, in all material respects, by the Seller of a pre-closing internal reorganization with respect to certain material jurisdictions in which the PSS business is conducted.

The Purchase Agreement contains customary representations and warranties made by the Purchaser and the Seller. The Purchaser and the Seller have also agreed to various customary covenants and agreements, including, among others, that, during the period between execution of the Purchase Agreement and the closing of the Transaction, the Seller will conduct the PSS business in all material respects in the ordinary course consistent with past practice. In addition, each of the Purchaser and the Seller are required to use reasonable best efforts to take, or cause to be taken, all actions necessary or desirable to consummate the Transaction. Purchaser is further required to take all actions and do all things necessary to obtain all required governmental approvals and consents. The Purchase Agreement would restrict the Seller from engaging in a business that competes with the PSS business for four years following the closing of the Transaction, subject to certain limited exceptions.

Each of the Purchaser and the Seller have agreed to indemnify the other for certain losses arising out of breaches of post-closing covenants and for certain losses arising out of the liabilities of the PSS business and the business retained by Seller, as applicable, subject to customary limitations. In connection with the Transaction, the Purchaser obtained a representations and warranties insurance policy, which, subject to its terms, conditions, exclusions, retentions and policy limits, is expected to provide coverage for certain losses arising from breaches of certain representations and warranties contained in the Purchase Agreement. Consistent with the risk allocation framework set forth in the Purchase Agreement, the representations and warranties of the parties terminate at the Closing, and the Purchaser generally expects to seek recovery for covered losses arising from breaches of representations and warranties under the representations and warranties insurance policy, subject to specified exceptions, including with respect to fraud.

The Purchase Agreement contains termination rights for each of the Purchaser and the Seller, including in the event that (1) the Transaction is not consummated on or before April 20, 2027 (subject to up to two automatic six month extensions if certain competition or foreign investment law approvals or related orders remain the only conditions to closing not satisfied, and an additional automatic extension to accommodate any election by the Seller to defer the closing of the Transaction to a fiscal month-end date); (2) any law or order having the effect of preventing the consummation of the Transaction becomes final and non-appealable; (3) the representations and warranties of the other party fail to be true and correct or the other party fails to perform any of its covenants contained in the Purchase Agreement, which failure or breach has not been cured within 45 days; or (4) once all of the conditions to closing the Transaction are satisfied and the Seller notified the Purchaser that it is ready, willing and able to consummate the Transaction, the Purchaser fails to consummate the Transaction within three business days.

In connection with the Purchase Agreement, the Company has provided an absolute, irrevocable, and unconditional guarantee in favor of the Seller for the full, punctual, and complete payment and performance by the Purchaser of all of its obligations under the Purchase Agreement. The Company’s obligations under the guarantee are not contingent upon any attempt by the Seller to collect from or enforce performance by the Purchaser, and the Company has agreed to customary waivers of suretyship defenses.

The Purchaser and the Seller have agreed to enter into related transaction agreements at the closing, including (i) a transition services agreement, whereby the Seller has agreed to provide the Purchaser with certain services required to operate the PSS business for a limited period of time after the closing, and (ii) an intellectual property license agreement, which governs the post-closing usage rights and licenses between the parties for certain technology and intellectual property required for the operation of the PSS business. In addition, the Seller will effect a pre-closing internal reorganization pursuant to a global separation agreement between the Seller and certain of its affiliates to ensure all assets and liabilities related to the PSS business are transferred to the entities being acquired, a portion of which may be deferred until after the closing if all other conditions to closing have otherwise been satisfied as of such time.

The foregoing description of the material provisions of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

The Purchase Agreement governs the contractual rights between the parties in relation to the sale of the PSS business. The Purchase Agreement has been filed as an exhibit to this Current Report on Form 8-K to provide investors with information regarding the terms of the Purchase Agreement and is not intended to provide, modify or supplement any information about the Company, the Seller or any of their respective subsidiaries or affiliates, or their respective businesses. In particular, the Purchase Agreement is not intended to be, and should not be relied upon as, disclosures regarding any facts and circumstances relating to the Company, the PSS business, or the Seller. The representations and warranties contained in the Purchase Agreement have been negotiated with the principal purpose of establishing the circumstances in which a party may have the right not to consummate the Closing if the representations and warranties of the other party prove to be untrue due to a change in circumstance or otherwise, and allocating risk under the terms of the representations and warranties insurance policy, rather than establishing matters as facts. The representations and warranties may also be subject to contractual standards of materiality that may be different from those generally applicable under the securities laws to investors or security holders. For the foregoing reasons, the representations and warranties should not be relied upon as statements of factual information and the information in the Purchase Agreement should be considered in conjunction with the entirety of the factual disclosure about the Company in its public reports filed with the Securities and Exchange Commission. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Item 8.01	OTHER EVENTS

The Company issued a press release on April 20, 2026 announcing the Purchase Agreement and the Transaction, which is attached hereto as Exhibit 99.1.

FORWARD-LOOKING STATEMENTS

In this report, statements that are not reported financial results or other historic information are “forward-looking statements.” These forward-looking statements relate to, among other things, statements about the proposed transaction by the Company to acquire the PSS business, the benefits and synergies of the proposed transaction, future opportunities for the Company and the combined company, and any other statements regarding the Company’s, the PSS business’, and the combined company’s future operations and future financial position, anticipated economic activity, business strategies, targets, future earnings, anticipated growth, market opportunities, debt levels and cash flows, competition and other expectations and estimates for future periods including plans and objectives of management for future operations.

The use of words such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe,” “should,” “project,” “plan” or similar terminology are generally intended to identify forward-looking statements. These forward-looking statements by their nature address matters that are, to different degrees, uncertain and are subject to risks, assumptions, and other factors, some of which are beyond the Company’s control, that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. For the Company, uncertainties arise from: the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive agreement to acquire the PSS business; the expected timing and likelihood of completion of the transaction to acquire the PSS business, including the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the transaction that could reduce anticipated benefits or cause the parties to abandon the transaction; the risk that the transaction and its announcement could have an adverse effect on the ability of the Company and the PSS business to retain customers and retain and hire key personnel and maintain relationships with their suppliers and customers and on their operating results and businesses generally; failure of the Company to achieve the transaction synergies identified in this report on the timeline indicated or at all; increased cost of materials, labor, material shortages and supply chain disruptions, including as a result of tariffs or other impacts of the global trade environment; decreased demand for the Company’s products; the Company’s ability to compete effectively or to successfully execute our strategy; the Company’s ability to develop technologically advanced products that meet customer demands; the Company’s ability to identify, integrate and grow acquired companies, and to manage contingent liabilities from divested businesses; difficulties in protecting the Company’s websites, networks, and systems against security breaches; extensive regulations by U.S. and non-U.S. governmental and self-regulatory entities; risks associated with the loss of key employees; litigation, including product liability claims; global climate change and environmental regulations; foreign currency fluctuations; changes in tax legislation and tax rates; potential write-offs of goodwill and other intangible assets; differing interests of voting and non-voting shareholders and changes in the regulatory and business environment around dual-class voting structures; numerous other matters of national, regional and global scale, including major public health crises and government responses thereto and those of a political, economic, business, competitive, and regulatory nature contained from time to time in the Company’s U.S. Securities and Exchange Commission filings, including, but not limited to, those factors listed in the “Risk Factors” section within Item 1A of Part I of the Company’s Form 10-K for the year ended July 31, 2025.

These uncertainties may cause the Company’s actual future results to be materially different than those expressed in its forward-looking statements. The Company does not undertake to update its forward-looking statements except as required by law.

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

EXHIBIT NUMBER	DESCRIPTION
2.1
Equity Purchase Agreement, dated April 20, 2026, by and among Brady Corporation, Brady Worldwide, Inc. and Honeywell International, Inc. Schedules and exhibits to this document are not being filed herewith pursuant to Item 601(b)(2) of Regulation S-K.*

99.1	Press Release of Brady Corporation, dated April 20, 2026, announcing its plans to acquire Honeywell's Productivity Solutions and Services business.

104	Cover Page Interactive Data File (embedded within Inline XBRL document).

*The registrant agrees to furnish a copy of any such schedule or exhibit to the Securities and Exchange Commission upon request.
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRADY CORPORATION

Date: April 21, 2026

/s/ ANN E. THORNTON
Ann E. Thornton
Chief Financial Officer, Chief Accounting Officer and Treasurer